EXHIBIT 32

                             CERTIFICATION PURSUANT
                           TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Lincorp Holdings, Inc. (the "Registrant") on Form 10-Q for the period ended September 30, 2003 as filed with the Securities and Exchange Commission on November 12, 2003, hereof (the "Report"), the undersigned officers certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchanges Act of 1934, and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                     LINCORP HOLDINGS, INC.


Date:  November 13, 2003             By:    /s/ GORDON FLATT
                                            ----------------------------------
                                            Gordon Flatt,
                                            President, Chief Executive Officer
                                            and Chief Financial Officer